ALTEGRIS KKR COMMITMENTS MASTER FUND

(the “Fund”)

Supplement dated January 23, 2020 to the

Statement of Additional Information (the “SAI”), dated August 28, 2019

Effective January 1, 2020, UMB Bank, N.A. replaced SEI Private Trust Company as a custodian of the Fund. Accordingly, effective immediately, the first paragraph of the “Custodian and Transfer Agent” section of the SAI is deleted in its entirety and replaced by the following:

JPMorgan Chase Bank, N.A. (the “JPMorgan Custodian”) and UMB Bank, N.A. (the “UMB Custodian,” and together with the JPMorgan Custodian, the “Custodians”) serve as the custodians of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The JPMorgan Custodian’s principal business address is 270 Park Avenue, New York, NY 10017. The UMB Custodian’s principal business address is 928 Grand Boulevard, Kansas City, MO 64106.

Please retain this supplement for future reference.